Exhibit 10(b)

[PPL Electric Utilities Corporation Letterhead]

September 29, 2014

Wells Fargo Bank, National Association
as Administrative Agent
1525 W WT Harris Boulevard
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentleman:

This notice is delivered pursuant to Section 4.03 of the $300,000,000 Amended and Restated Credit Agreement dated as of July 28, 2014 (the “Credit Agreement”) among PPL Electric Utilities Corporation, the lending institutions party thereto from time to time and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). Terms defined in the Credit Agreement and not otherwise defined herein have the respective meanings provided for in the Credit Agreement

The undersigned hereby requests that the Administrative Agent please confirm that, with the delivery of the documents listed below, the Automatic Extension will be effective:

(a)	Officer’s Certificate dated September 29, 2014 pursuant to Section 4.03(b) of the Agreement, including all documents attached thereto; and
(b)	Opinion of Counsel dated September 29, 2014, pursuant to Section 4.03(c) of the Agreement.

[Signature Page Follows]

PPL ELECTRIC UTILITIES CORPORATION

By:
Name:
Title:

Confirmed:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: ___________________________________
Name:
Title:

[Notice Pursuant to Section 4.03 of the Credit Agreement]